SECURITY AGREEMENT


      THIS SECURITY AGREEMENT (this "Security Agreement"), dated as of August 29, 2000, is by and among the parties identified as "Grantors" on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a "Grantor", and collectively the "Grantors") and BANK OF
AMERICA, N.A., as collateral agent (in such capacity, the "Collateral Agent") for the holders of the Secured Obligations referenced below.

                        W I T N E S S E T H

      WHEREAS, a $125 million credit facility has been established in favor of RehabCare Group, Inc., a Delaware corporation (the "Borrower"), pursuant to the terms of that Credit Agreement dated as of the date hereof (as amended, modified, increased, extended, renewed or replaced, the "Credit Agreement") among the Borrower, the subsidiaries and affiliates identified therein, as guarantors, the lenders identified therein and Bank of America, N.A., as Administrative Agent;

      WHEREAS, this Security Agreement is required under the terms of the Credit Agreement;

      NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. Terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. In addition, the following terms which are defined in the Uniform Commercial Code in effect on the date hereof in the State of North Carolina are used herein as so defined: Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory, Investment Property and Proceeds. As used herein:

           "Copyright License" means any written agreement, naming any Grantor as licensor, granting any right under any Copyright including, without limitation, any thereof referred to in Schedule 1(b) hereto.

           "Copyrights" means (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all renewals thereof including, without limitation, any thereof referred to in Schedule 1(b) hereto.

           "Patent License" means any agreement, whether written or oral, providing for the grant by or to a Grantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 1(b) hereto.

           "Patents" means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any letters patent referred to in Schedule 1(b) hereto, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 1(b) hereto.

           "Secured Obligations" means, without duplication, (i) all of the obligations of the Credit Parties to the Lenders and the Administrative Agent, whenever arising, under the Credit Agreement or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code), whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, held or acquired, as such obligations may be amended, modified, increased, extended, renewed or replaced from time to time, (ii) all of the obligations owing by the Credit Parties to the Lenders or any affiliate of a Lender, whenever arising, under any interest rate protection agreements, foreign currency exchange agreements or commodity purchase or option agreements to the extent permitted under the Credit Agreement, and (iii) all costs and expenses incurred in connection with enforcement and collection of the Secured Obligations, including reasonable attorneys' fees.

           "Trademark License" means any agreement, written or oral, providing for the grant by or to a Grantor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 1(b) hereto.

           "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all renewals thereof.

           "UCC" shall have the meaning assigned to such term in
Section 8(a) hereof.

           "Work" means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

      2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, each Grantor hereby grants to the Collateral Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

                (a)  all Accounts;

                (b) all cash and Cash Equivalents maintained on deposit with the Collateral Agent;

                (c)  all Chattel Paper;

                (d)  all Copyrights;

                (e)  all Copyright Licenses;

                (f)  all Deposit Accounts;

                (g)  all Documents;

                (h)  all Equipment;

                (i)  all Fixtures;

                (j)  all General Intangibles;

                (k)  all Instruments;

                (l)  all Inventory;

                (m)  all Investment Property;

                (n)  all Patents;

                (o)  all Patent Licenses;

                (p)  all Trademarks;

                (q)  all Trademark Licenses;

                (r) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Grantor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                (s) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

      The Grantors and the Collateral Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

      3.   Provisions Relating to Accounts.

           (a) Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Collateral Agent nor any holder of the Secured Obligations shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any holder of the Secured Obligations of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any holder of the Secured Obligations be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

           (b) Once during each calendar year or at any time after the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as the Collateral Agent may require in connection with such test verifications. From time to time, upon the Collateral Agent's request, the Grantors shall furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. At any time after the occurrence and during the continuation of an Event of Default, the Collateral Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Accounts.

      4. Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent, for the benefit of the holders of the Secured Obligations, that so long as the Secured Obligations shall remain outstanding and until the commitments relating thereto shall have been terminated:

           (a) Chief Executive Office; Books & Records. Each Grantor's chief executive office and chief place of business is (and for the prior four months have been) located at the locations set forth on Schedule 4(a) hereto, and each Grantor keeps its books and records at such locations.

           (b) Location of Collateral. The location of all Collateral owned by each Grantor is as shown on Schedule
      4(b) hereto.

           (c) Ownership. Each Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same. Each Grantor's legal name is as shown in this Security Agreement and no Grantor has in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in
      Schedule 4(c) attached hereto.

           (d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the holders of the Secured Obligations, in the Collateral of such Grantor and, when properly perfected by filing, shall constitute a valid perfected security interest in such Collateral, to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens.

           (e)  Farm Products.  None of the Collateral
      constitutes, or is the Proceeds of, Farm Products.

           (f) Accounts. (i) Each Account of the Grantors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Grantor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Grantor to, the account debtor named therein, (iii) no Account of a Grantor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to the Collateral Agent and (iv) no surety bond was required or given in connection with any Account of a Grantor or the contracts or purchase orders out of which they arose.

           (g) Inventory. No Inventory is held by a Grantor pursuant to consignment, sale or return, sale on approval or similar arrangement.

           (h)  Copyrights, Patents and Trademarks.

                (i) Schedule 1(b) hereto includes all Copyrights, Copyright Licenses, Patents, Patent Licenses,
           Trademarks and Trademark Licenses owned by the Grantors in their own names as of the date hereof.

                (ii) To the best of each Grantor's knowledge, each Copyright, Patent and Trademark of such Grantor is valid, subsisting, unexpired, enforceable and has not been abandoned.

                (iii)Except as set forth in Schedule 1(b) hereto, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement.

                (iv) To the best of each Grantor's knowledge, no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark.

                (v) No action or proceeding is pending seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark, or which, if adversely determined, would have a material adverse effect on the value of any Copyright, Patent or Trademark.

                (vi) All applications pertaining to the
           Copyrights, Patents and Trademarks of each Grantor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued, and all of such Copyrights, Patents and Trademarks are valid and enforceable.

                (vii)No Grantor has made any assignment or agreement in conflict with the security interest in the Copyrights, Patents or Trademarks of each Grantor hereunder.

      5. Covenants. Each Grantor covenants that, so long as the Secured Obligations shall remain outstanding and until the commitments relating thereto shall have been terminated, such Grantor shall:

           (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement.

           (b) Preservation of Collateral. Keep the Collateral in good order, condition and repair and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance.

           (c) Instruments/Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, immediately deliver such Instrument or Chattel Paper to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement.

           (d) Change in Location. Not, without providing 10 days prior written notice to the Collateral Agent, (a) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on Schedule 4(a) hereto, (b) change the location of its Collateral from the locations set forth for such Grantor on Schedule 4(b) hereto, or (c) change its name, be party to a merger, consolidation or other change in structure or use any tradename other than as set forth on
      Schedule 4(c) attached hereto. Promptly upon the Collateral Agent's request, each Grantor shall execute such amendments to any previously filed financing statements as the Collateral Agent may require.

           (e) Inspection. Upon reasonable notice, and during reasonable hours, at all times allow the Collateral Agent or its representatives to visit and inspect the Collateral as set forth in Section 7.10 of the Credit Agreement.

           (f) Perfection of Security Interest. Execute and deliver to the Collateral Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Collateral Agent may reasonably request) and do all such other things as the Collateral Agent may reasonably deem necessary or appropriate (i) to assure to the Collateral Agent its security interests hereunder, including (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Schedule 5(f)(i), (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(ii) attached hereto and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(iii) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Collateral Agent of its rights and interests hereunder. To that end, each Grantor agrees that the Collateral Agent may file one or more financing statements disclosing the Collateral Agent's security interest in any or all of the Collateral of such Grantor without, to the extent permitted by law, such Grantor's signature thereon, and further each Grantor also hereby irrevocably makes, constitutes and appoints the Collateral Agent, its nominee or any other person whom the Collateral Agent may designate, as such Grantor's attorney in fact with full power and for the limited purpose to sign in the name of such Grantor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Collateral Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Secured Obligations remain unpaid and until the commitments relating thereto shall have been terminated. Each Grantor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Collateral Agent without notice thereof to such Grantor wherever the Collateral Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than North Carolina becomes or is applicable to the Collateral of any Grantor or any part thereof, or to any of the Secured Obligations, such Grantor agrees to execute and deliver all such instruments and to do all such other things as the Collateral Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Collateral Agent under the law of such other jurisdiction (and, if a Grantor shall fail to do so promptly upon the request of the Collateral Agent, then the Collateral Agent may execute any and all such requested documents on behalf of such Grantor pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of a Grantor's agents and the Collateral Agent so requests, such Grantor agrees to notify such agents in writing of the Collateral Agent's security interest therein and, upon the Collateral Agent's request, instruct them to hold all such Collateral for the account of the holders of the Secured Obligations and subject to the Collateral Agent's instructions. Each Grantor agrees to mark its books and records to reflect the security interest of the Collateral Agent in the Collateral.

           (g) Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of a Grantor's business or as required by law.

           (h)  Covenants Relating to Copyrights.

                (i) Employ the Copyright for each Work with such notice of copyright as may be required by law to secure copyright protection.

                (ii) Not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain; (B) notify the Collateral Agent immediately if it knows that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding a Grantor's ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by a Grantor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Collateral Agent of any material infringement of any material Copyright of a Grantor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

                (iii)Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Grantor hereunder.

           (i)  Covenants Relating to Patents and Trademarks.

                (i) (A) Continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the holders of the Secured Obligations, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                (ii) Not do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                (iii)Notify the Collateral Agent and the holders of the Secured Obligations immediately if it knows that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding a Grantor's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

                (iv) Whenever a Grantor, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, a Grantor shall report such filing to the Collateral Agent and the holders of the Secured Obligations within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, a Grantor shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the security interest of the Collateral Agent and the holders of the Secured Obligations in any Patent or Trademark and the goodwill and general intangibles of a Grantor relating thereto or represented thereby.

                (v) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                (vi) Promptly notify the Collateral Agent and the holders of the Secured Obligations after it learns that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                (vii)Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of each Grantor hereunder.

           (j) New Patents, Copyrights and Trademarks. Promptly provide the Collateral Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Security Interest in Copyrights, (B) with respect to Patents, a duly executed Notice of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Security Interest in Trademarks or (D) such other duly executed documents as the Collateral Agent may reasonably request in a form acceptable to counsel for the Collateral Agent and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark which is the subject of such new application.

           (k) Insurance. Insure, repair and replace the Collateral of such Grantor as set forth in the Credit Agreement. All insurance proceeds shall be subject to the security interest of the Collateral Agent hereunder.

      6. Advances by holders of the Secured Obligations. On failure of any Grantor to perform any of the covenants and agreements contained herein, the Collateral Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent or the holders of the Secured Obligations may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Grantors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Collateral Agent or the holders of the Secured Obligations on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any default under the terms of this Security Agreement, the other Credit Documents or any other documents relating to the Secured Obligations. The holders of the Secured Obligations may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

      7.   Events of Default.

      The occurrence of an Event of Default (as defined in the Credit Agreement) under the Credit Agreement shall be an Event of Default hereunder (an "Event of Default").

      8.   Remedies.

           (a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the holders of the Secured Obligations shall have, in addition to the rights and remedies provided herein, in the Credit Documents or any other documents relating to the Secured Obligations, or by law (including, but not limited to, the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral (the "UCC")) and, further, the Collateral Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Grantors to assemble and make available to the Collateral Agent at the expense of the Grantors any Collateral at any place and time designated by the Collateral Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). In addition to all other sums due the Collateral Agent and the holders of the Secured Obligations with respect to the Secured Obligations, the Grantors shall pay the Collateral Agent and each of the holders of the Secured Obligations all reasonable documented costs and expenses incurred by the Collateral Agent or any such holder of the Secured Obligations, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Collateral Agent or the holders of the Secured Obligations or the Grantors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 11.1 of the Credit Agreement at least 10 Business Days before the time of sale or other event giving rise to the requirement of such notice. The Collateral Agent and the holders of the Secured Obligations shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.
      To the extent permitted by law, any holder of the Secured Obligations may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Grantors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Collateral Agent and the holders of the Secured Obligations may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Collateral Agent and the holders of the Secured Obligations may further postpone such sale by announcement made at such time and place.

           (b) Remedies relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Collateral Agent has exercised any or all of its rights and remedies hereunder, each Grantor will promptly upon request of the Collateral Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Collateral Agent. In addition, the Collateral Agent or its designee may notify any Grantor's customers and account debtors that the Accounts of such Grantor have been assigned to the Collateral Agent or of the Collateral Agent's security interest therein, and may (either in its own name or in the name of a Grantor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Collateral Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the holders of the Secured Obligations in the Accounts. Each Grantor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Collateral Agent in accordance with the provisions hereof shall be solely for the Collateral Agent's own convenience and that such Grantor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Collateral Agent and the holders of the Secured Obligations shall have no liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Grantor hereby agrees to indemnify the Collateral Agent and the holders of the Secured Obligations from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Collateral Agent or the holders of the Secured Obligations (each, an "Indemnified Party") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by a Grantor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

           (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right to enter and remain upon the various premises of the Grantors without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of the Grantors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Collateral Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

           (d) Nonexclusive Nature of Remedies. Failure by the Collateral Agent or the holders of the Secured Obligations to exercise any right, remedy or option under this Security Agreement, any other Credit Document, any Other documents relating to the Secured Obligations, or as provided by law, or any delay by the Collateral Agent or the holders of the Secured Obligations in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Collateral Agent or the holders of the Secured Obligations shall only be granted as provided herein. To the extent permitted by law, neither the Collateral Agent, the holders of the Secured Obligations, nor any party acting as attorney for the Collateral Agent or the holders of the Secured Obligations, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Collateral Agents and the holders of the Secured Obligations under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent or the holders of the Secured Obligations may have.

           (e) Retention of Collateral. The Collateral Agent may, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, to the extent the Collateral Agent is in possession of any of the Collateral, retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

           (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the holders of the Secured Obligations are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in
      Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

      9.   Rights of the Collateral Agent.

           (a) Power of Attorney. In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Collateral Agent, on behalf of the holders of the Secured Obligations, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

                (i)  to demand, collect, settle, compromise,
           adjust, give discharges and releases, all as the Collateral Agent may reasonably determine;

                (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

                (iii)to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

                (iv) to receive, open and dispose of mail addressed to a Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Grantor on behalf of and in the name of such Grantor, or securing, or relating to such Collateral;

                (v)  to sell, assign, transfer, make any
           agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes;

                (vi) to adjust and settle claims under any insurance policy relating thereto;

                (vii)to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

                (viii)    to institute any foreclosure
           proceedings that the Collateral Agent may deem appropriate; and

                (ix) to do and perform all such other acts and things as the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

      This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Secured Obligations remain outstanding, any Credit Document or any Other documents relating to the Secured Obligations, is in effect or any Letter of Credit shall remain outstanding and (ii) until all of the Commitments shall have been terminated. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Collateral.

           (b)  Performance by the Collateral Agent of
      Obligations. If any Grantor fails to perform any agreement or obligation contained herein, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantors on a joint and several basis pursuant to Section 11 hereof.

           (c) Assignment by the Collateral Agent. The Collateral Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Security Agreement in relation thereto.

           (d) The Collateral Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

      10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Collateral Agent or any of the holders of the Secured Obligations in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in the Credit Agreement or other document relating to the Secured Obligations, and each Grantor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

      11. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Collateral Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Grantors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Collateral Agent or the holders of the Secured Obligations, all of which costs and expenses shall constitute Secured Obligations hereunder.

      12.  Continuing Agreement.

           (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as the Secured Obligations remain outstanding and until the commitments relating thereto shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Security Agreement shall be automatically terminated and the Collateral Agent and the holders of the Secured Obligations shall, upon the request and at the expense of the Grantors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Grantors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

           (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any holder of the Secured Obligations as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

      13.  Amendments; Waivers; Modifications.  This Security
Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

      14. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Grantor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the holders of the Secured Obligations hereunder, to the benefit of the Collateral Agent and the holders of the Secured Obligations and their successors and permitted assigns; provided, however, that none of the Grantors may assign its rights or delegate its duties hereunder without the prior written consent of the requisite Lenders under the Credit Agreement. To the fullest extent permitted by law, each Grantor hereby releases the Collateral Agent and each holder of the Secured Obligations, and its successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent, or such holder of the Secured Obligations, or its officers, employees or agents.

      15. Notices. All notices required or permitted to be given under this Security Agreement shall be given as provided in the Credit Agreement.

      16. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

      17. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

      18.  Governing Law; Submission to Jurisdiction; Venue.

           (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Security Agreement may be brought in the state or federal courts located in Charlotte, North Carolina, and, by execution and delivery of this Security Agreement, each Grantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Grantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1 of the Credit Agreement, such service to become effective three days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Grantor in any other jurisdiction.

           (b) Each Grantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Security Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

      19. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      20.  Severability.  If any provision of any of the Security
Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

      21. Entirety. This Security Agreement, the other Credit Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

      22. Survival. All representations and warranties of the Grantors hereunder shall survive the execution and delivery of this Security Agreement, the other Credit Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

      23. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Grantor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent and the holders of the Secured Obligations shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent and the holders of the Secured Obligations have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent and the holders of the Secured Obligations shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Collateral Agent or the holders of the Secured Obligations under this Security Agreement, under any other of the Credit Documents or under any other document relating to the Secured Obligations.

      24.  Joint and Several Obligations of Grantors.

           (a) Each of the Grantors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the holders of the Secured Obligations, for the mutual benefit, directly and indirectly, of each of the Grantors and in consideration of the undertakings of each of the Grantors to accept joint and several liability for the obligations of each of them.

           (b) Each of the Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Grantors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Credit Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Grantors without preferences or distinction among them.

           (c) Notwithstanding any provision to the contrary contained herein, in any other of the Credit Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement and the other Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

      25.  Rights of Required Lenders.  All rights of the
Collateral Agent hereunder, if not exercised by the Collateral
Agent, may be exercised by the Required Lenders.

           [remainder of page intentionally left blank]

                              REHABCARE GROUP, INC.
                               SECURITY AGREEMENT

      Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.


GRANTORS:                 REHABCARE GROUP, INC.,
                          a Delaware Corporation

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Senior Vice President, Finance


                          REHABCARE GROUP THERAPY SERVICES, INC.,
                          a Missouri corporation

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President


                          SALT LAKE PHYSICAL THERAPY ASSOCIATES, INC., a Utah corporation

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President


                          ALLSTAFF, INC.,
                          an Iowa corporation

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President


                          WESLEY MEDICAL RESOURCES, INC.,
                          a California corporation

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President





                    [Signature Pages Continue]

                          HEALTHCARE STAFFING SOLUTIONS, INC.,
                          a Massachusetts corporation

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President


                          EAI HEALTHCARE STAFFING SOLUTIONS, INC., a Delaware corporation

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President


                          REHABCARE GROUP EAST, INC.,
                          a Delaware corporation

                                By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President


                          REHABCARE GROUP MANAGEMENT SERVICES, INC., a Delaware corporation

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President


                          REHABCARE TEXAS HOLDINGS, INC.,
                          a Delaware corporation

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President


                          HEALTH TOUR MANAGEMENT, INC.,
                          a Delaware corporation

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President

                    [Signature Pages Continue]

                          REHABCARE GROUP OF CALIFORNIA, INC.,
                          a Delaware corporation

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President


                          STARMED HEALTH PERSONNEL, INC.,
                          a Delaware corporation

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President


                          THERAPEUTIC SYSTEMS, LTD.,
                          an Illinois corporation

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President


                          STARMED MANAGEMENT, L.L.C.,
                          a Delaware limited liability company

                          By:  Healthcare Staffing Solutions, Inc.,
                               a Massachusetts corporation, as its
Member

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Vice President


                          REHABCARE GROUP OF TEXAS, L.P.,
                          a Texas limited liability company

                          By:  Rehabcare Group, Inc.,
                               a Delaware corporation, as its
General Partner

                               By:  /s/ Gregory J. Eisenhauer
                               Name:    Gregory J. Eisenhauer
                               Title:   Senior Vice President, Finance



                    [Signature Pages Continue]

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,
as Collateral Agent

By:   /s/ Kristine D. Hyde
Name:     Kristine D. Hyde
Title:    Vice President

                           SCHEDULE 1(b)

                       INTELLECTUAL PROPERTY

                           SCHEDULE 4(a)

                      CHIEF EXECUTIVE OFFICES

                           SCHEDULE 4(b)

                      LOCATIONS OF COLLATERAL

                           SCHEDULE 4(c)

MERGERS, CONSOLIDATIONS, CHANGES IN STRUCTURE OR USE OF TRADENAMES

                         SCHEDULE 5(f)(i)

                              NOTICE

                                OF

                    GRANT OF SECURITY INTEREST

                                IN

                            COPYRIGHTS


United States Copyright Office

Gentlemen:

      Please be advised that pursuant to the Security Agreement dated as of August 29, 2000 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Grantors party thereto (each an "Grantor" and collectively, the "Grantors") and Bank of America, N.A., as Collateral Agent (the "Collateral Agent") for the holders of the Secured Obligations referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Collateral Agent for the ratable benefit of the holders of the Secured Obligations:


                            COPYRIGHTS

                                                     Date of
      Copyright No.    Description of Copyright     Copyright



                      COPYRIGHT APPLICATIONS

         Copyright           Description of Copyright      Date of Copyright
      Applications No.             Applied For               Applications

      The Grantors and the Collateral Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                               Very truly yours,

                               __________________________________
                               [Grantor]

                               By:
                               Name:
                               Title:


Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

                         SCHEDULE 5(f)(ii)

                              NOTICE

                                OF

                    GRANT OF SECURITY INTEREST

                                IN

                              PATENTS


United States Patent and Trademark Office

Gentlemen:

      Please be advised that pursuant to the Security Agreement dated as of August 29, 2000 (the "Security Agreement") by and among the Grantors party thereto (each an "Grantor" and collectively, the "Grantors") and Bank of America, N.A., as Collateral Agent (the "Collateral Agent") for the holders of the Secured Obligations referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Collateral Agent for the ratable benefit of the holders of the Secured Obligations:


                              PATENTS

                       Description of Patent               Date of
  Patent No.                   Item                        Patent



                        PATENT APPLICATIONS

  Patent               Description of Patent               Date of Patent
  Applications No.          Applied For                     Applications

      The Grantors and the Collateral Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                               Very truly yours,

                               __________________________________
                               [Grantor]

                               By:
                               Name:
                               Title:


Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

                        SCHEDULE 5(f)(iii)

                              NOTICE

                                OF

                    GRANT OF SECURITY INTEREST

                                IN

                            TRADEMARKS


United States Patent and Trademark Office

Gentlemen:

      Please be advised that pursuant to the Security Agreement dated as of August 29, 2000 (the "Security Agreement") by and among the Grantors party thereto (each an "Grantor" and collectively, the "Grantors") and Bank of America, N.A., as Collateral Agent (the "Collateral Agent") for the holders of the Secured Obligations referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Collateral Agent for the ratable benefit of the holders of the Secured Obligations:


                            TRADEMARKS

                       Description of Trademark       Date of
Trademark No.                    Item                Trademark



                      TRADEMARK APPLICATIONS

Trademark              Description of Trademark       Date of Trademark
Applications No.              Applied For               Applications

      The Grantors and the Collateral Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                               Very truly yours,

                               __________________________________
                               [Grantor]

                               By:
                               Name:
                               Title:


Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title: